Exhibit 10.2
AMENDMENT NO. 1 TO
VACASA, INC. STOCKHOLDERS AGREEMENT
This Amendment No. 1 (this “Amendment”) to the Vacasa, Inc. Stockholders Agreement, dated as of December 6, 2021 (the “Stockholders Agreement”), by and among Vacasa, Inc. (the “Issuer”), the Silver Lake Stockholders, the Riverwood Stockholders, the Level Equity Stockholders, the TPG Stockholders and the EB Stockholders, is made and entered into as of August 16, 2022 by and among the Issuer, the Silver Lake Stockholders, the Riverwood Stockholders, the Level Equity Stockholders, the TPG Stockholders and the EB Stockholders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.
RECITALS
WHEREAS, the Issuer, the Silver Lake Stockholders, the Riverwood Stockholders, the Level Equity Stockholders, the TPG Stockholders and the EB Stockholders are parties to the Stockholders Agreement (the “Parties”);
WHEREAS, the Parties desire to amend the Stockholders Agreement as set forth in this Amendment; and
WHEREAS, Section 6.1 of the Stockholders Agreement provides that the terms and provisions of the Stockholders Agreement may be modified or amended at any time and from time to time by the written consent of the Parties.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Parties agree as follows:
AGREEMENT
1.    Amendments to the Stockholders Agreement.
(i)    Section 2.1(a) of the Stockholders Agreement is hereby amended by adding the following provision as Section 2.1(a)(vi):
Section 2.1(a)(vi). If requested by Stockholders holding a majority of the Common Stock held by all Stockholders, the Issuer shall include in its slate of nominees the Chief Executive Officer of the Company at the time of such nomination (any such designee, the “CEO Designee”). For clarity, if no such request is made, the Board may also cause the Issuer to include in its slate of nominees the Chief Executive Officer of the Company at the time of such nomination.

(ii)    Section 2.1(f) of the Stockholders Agreement is hereby amended and restated in its entirety as follows:

Section 2.1(f). Except as provided above and subject to the applicable provisions of the Amended and Restated Certificate of Incorporation of the Issuer, each Stockholder (or, in the case of the CEO Designee under clause (ii), the Stockholders holding a majority of the Common Stock held by all Stockholders) shall have the sole and exclusive right to (i) direct the other Stockholders to vote all their shares of Common Stock immediately for the removal of such Stockholder’s designees to the Board (excluding, for clarity, the CEO Designee) and (ii) designate a Silver Lake Designee, Riverwood Designee, Level Equity Designee, TPG Designee, EB Designee or CEO Designee, as applicable (serving in the same class as the predecessor), to fill vacancies on the Board pursuant to Section 2.1(a) that are created by reason of death, removal or resignation of such Stockholder’s designees, subject to Section 2.1(d) and (e), and/or the CEO Designee. Upon any such designations by the applicable Stockholders, the Board may act to fill any applicable vacancies with a Silver Lake Designee, Riverwood Designee, Level Equity Designee, TPG Designee, EB Designee or CEO Designee, as applicable (serving in the same class as the predecessor).

2.     Waiver. Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Stockholders Agreement or any rights or obligations of any party under or in respect of the Stockholders Agreement. Except as modified by this Amendment, the Stockholders Agreement shall continue in full force and effect. Upon the execution of this Amendment by the Parties, each reference in the Stockholders Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Stockholders Agreement shall mean and be a reference to the Stockholders Agreement as amended by this Amendment, and a reference to the Stockholders Agreement in any other instrument or document shall be deemed a reference to the Stockholders Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Stockholders Agreement, as amended by this Amendment.
3.     General. Article VI of the Stockholders Agreement shall apply to this Amendment mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

VACASA, INC.

By	/s/ Lisa Jurinka
Name:	Lisa Jurinka
Title:	Chief Legal Officer

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

SLP V VENICE FEEDER I, L.P.
By:    Silver Lake Technology Associates V, L.P., its general partner
By:    SLTA V (GP), L.L.C.,
its general partner
By:    Silver Lake Group, L.L.C., its managing member

By: /s/ Andrew J. Schader
Name: Andrew J. Schader
Title: Managing Director and General Counsel

SLP VENICE HOLDINGS, L.P.
By:    SLP V Aggregator GP, L.L.C.
By:    Silver Lake Technology Associates V, L.P., its general partner
By:    SLTA V (GP), L.L.C.,
its general partner
By:    Silver Lake Group, L.L.C., its managing member

By: /s/ Andrew J. Schader
Name: Andrew J. Schader
Title: Managing Director and General Counsel
[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

LEVEL EQUITY OPPORTUNITIES FUND 2015, L.P.
By:    Level Equity Partners II (GP), L.P.,
    its general partner
By:    Level Equity Associates II, LLC,
    its general partner

By: /s/ Nathan Linn
Name: Nathan Linn
Title: Chief Operating Officer

LEVEL EQUITY OPPORTUNITIES FUND 2018, L.P.
By:    Level Equity Partners IV (GP), L.P., its      general partner
By:    Level Equity Associates IV, LLC,
    its general partner

By: /s/ Nathan Linn
Name: Nathan Linn
Title: Chief Operating Officer

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

LEGP II AIV(B), L.P.

By: /s/ Nathan Linn
Name: Nathan Linn
Title: Chief Operating Officer

LEGP I VCS, LLC

By: /s/ Nathan Linn
Name: Nathan Linn
Title: Chief Operating Officer

LEGP II VCS, LLC

By: /s/ Nathan Linn
Name: Nathan Linn
Title: Chief Operating Officer

LEVEL EQUITY-VCS INVESTORS, LLC
By:    Level Equity Management, LLC,
    its manager

By: /s/ Nathan Linn
Name: Nathan Linn
Title: Chief Operating Officer

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

RW VACASA AIV L.P.
By:    Riverwood Capital II L.P., its general partner
By:    Riverwood Capital GP II Ltd., its general partner

By: /s/ Jeff Parks
Name: Jeff Parks
Title: Director

RW INDUSTRIOUS BLOCKER L.P.
By:    Riverwood Capital II L.P., its general partner
By:    Riverwood Capital GP II Ltd., its general partner

By: /s/ Jeff Parks
Name: Jeff Parks
Title: Director

RIVERWOOD CAPITAL PARTNERS II
(PARALLEL-B) L.P.
By:    Riverwood Capital II L.P., its general partner
By:    Riverwood Capital GP II Ltd.,
    its general partner

By: /s/ Jeff Parks
Name: Jeff Parks
Title: Director

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

RCP III VACASA AIV L.P.
By:    Riverwood Capital III L.P., its general partner
By:    Riverwood Capital GP III Ltd., its general partner

By:    /s/ Jeff Parks
Name: Jeff Parks
Title: Director

RCP III BLOCKER FEEDER L.P.
By:    Riverwood Capital III L.P., its general partner
By:    Riverwood Capital GP III Ltd., its general partner

By:    /s/ Jeff Parks
Name: Jeff Parks
Title: Director

RIVERWOOD CAPITAL PARTNERS III
(PARALLEL-B) L.P.
By:    Riverwood Capital III L.P., its general partner
By:    Riverwood Capital GP III Ltd., its general partner

By:    /s/ Jeff Parks
Name: Jeff Parks
Title: Director

RCP III (A) BLOCKER FEEDER L.P.
By:    Riverwood Capital III L.P., its general partner
By:    Riverwood Capital GP III Ltd., its general partner

By:    /s/ Jeff Parks
Name: Jeff Parks
Title: Director

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

RCP III (A) VACASA AIV L.P.
By:    Riverwood Capital III L.P., its general partner
By:    Riverwood Capital GP III Ltd., its general partner

By:    /s/ Jeff Parks
Name: Jeff Parks
Title: Director

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

MOSSYTREE INC.

By: /s/ Eric Breon
Name: Eric Breon
Title: President

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]

TPG PACE SOLUTIONS SPONSOR, SERIES LLC

By: /s/ Ken Murphy
Name: Ken Murphy
Title: Chief Operating Officer

[Signature Page to Amendment to Vacasa, Inc. Stockholders Agreement]